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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        June 30, 1999
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                            Nabors Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-9245                                      93-0711613
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  (Commission File Number)                (I.R.S. Employer Identification No.)

    515 West Greens Road, Suite 1200, Houston, Texas             77067
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       (Address of Principal Executive Offices)                (Zip Code)

                                 (281) 874-0035
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

On June 30, 1999, Nabors Industries, Inc. announced a call for redemption of its 5% convertible subordinated notes due May 15, 2006. The date fixed for redemption is July 15, 1999. the redemption price will be $1,035 per $1,000 principal amount of notes (the "Redemption Price"), together with accrued and unpaid interest from May 15, 1999.

The notes are convertible at the option of the holder into common stock, par value $.10 per share, of Nabors. The number of shares of common stock issuable upon conversion is determined by dividing the principal amount of the notes to be converted by a conversion price of $18.125 per share. Based on the foregoing formula, each $1,000 in aggregate principal amount of notes is convertible into
55.1724 shares of Nabors common stock. Notes are convertible in whole or in part in any integral multiple of $1,000. Cash will be paid in lieu of any fractional share of Nabors common stock issuable upon conversion. No payment of adjustment will be made for accrued interest on a converted note. The right to convert the notes called for redemption will terminate on the business day preceding the redemption date, July 14, 1999.

HSBC Bank USA shall act as trustee and conversion agent with respect to the notes. Holders of notes will be notified by HSBC Bank USA regarding redemption and conversion procedures. HSBC Bank USA's address is HSBC Bank USA, Corporate Trust Operations, 140 Broadway, A Level, New York, NY 10005-1180.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NABORS INDUSTRIES, INC.
                                                   (Registrant)


Date: July 1, 1999                       By: /s/ ANTHONY G. PETRELLO
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                                            Name:  Anthony G. Petrello
                                            Title: President and Chief
                                                   Operating Officer


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